UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
 615 East Michigan Street
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: August 31, 2015

Date of reporting period:  February 28, 2015

Item 1. Reports to Stockholders.

Semi-Annual Report

Morgan Dempsey Small/Micro Cap Value Fund (MITYX)

February 28, 2015

Investment Adviser

Morgan Dempsey Capital Management, LLC
111 Heritage Reserve
Suite 200
Menomonee Falls, Wisconsin 53051

Phone: 877-642-7227

Table of Contents

LETTER TO SHAREHOLDERS	3

EXPENSE EXAMPLE	7

INVESTMENT HIGHLIGHTS	9

SCHEDULE OF INVESTMENTS	11

STATEMENT OF ASSETS AND LIABILITIES	15

STATEMENT OF OPERATIONS	16

STATEMENTS OF CHANGES IN NET ASSETS	17

FINANCIAL HIGHLIGHTS	18

NOTES TO FINANCIAL STATEMENTS	19

NOTICE OF PRIVACY POLICY & PRACTICES	25

ADDITIONAL INFORMATION	26

Dear Shareholders,

After a small cap run of superior returns in 10 of the last 13 calendar years (2002-2014), there was a reversion in the investment cycle to large and mid-capitalization equities which became pronounced after July 6, 2014.  As a Small and Micro-Cap Fund, this market shift negatively impacted our performance relative to larger Small and Mid-Cap stocks and investors.  In the second half of 2014, providing another headwind to the Fund’s performance, the market rewarded low quality/high debt and high beta stocks even in the value space. Our belief is that the continued low cost of capital (low interest rates) has favored highly leveraged companies, which of course the Fund does not own.  Conversely, investors abandoned stocks operating tangible asset intensive businesses, which have high quality low debt balance sheets, who invest heavily back into their companies, and who have  a history of strong cyclical earnings power, which of course are the kind of companies the Fund likes to own.  The Fund is overweight Cyclicals, which were hit hard; Industrial, Energy and Materials posted weaker competitive total returns, which were often divergent from the strength of underlying fundamental businesses. Beginning in the third quarter of 2014, then accelerating into the fourth quarter, the Energy Sector was hit especially hard by the drop in oil prices.  In the Energy sector, our selections outperformed those of the index, but our overweight in this sector hurt overall performance.  Several of our “tilt stocks”, or largest positions, saw significant declines in Q3 and Q4 of 2014 due to their cyclicality, strong balance sheets, and/or presence in the Energy Sector.

Continued risk to the economic landscape in the U.S.

As we have stated in the past, the Affordable Health Care Act, Federal regulation expansion, and the growing Federal deficit are major risks to the economy and to the equity markets, all of which stem from the current Administration’s corrosive policies.

Potential Opportunities

If the economy improves, and that strength is reflected in the Q1 2015 earnings, we expect the Federal Reserve to make good on its stated intention to raise interest rates.  We believe even a modest increase may provide the needed catalyst for equity investors to shift away from highly leveraged, high beta stocks, and begin to favor low debt, strong balance sheet companies.

If the economy has weakened, and that weakness is reflected in the Q1 2015 earnings, we expect the equity markets to respond by moving to more defensive, low debt, strong balance sheet companies.

Either way, we believe the Fund should be well positioned for the last six months of the Fund’s fiscal year ending August 31, 2015.

Issue Specific

The following were our strongest performing companies and our weakest performing companies for the six month period ended February 28, 2015:

Top 3 Contributors for the six month period ended February 28, 2015:

	Avg. Weight	Total Return	Total Contribution to Return
LAKE:	0.73%	61.66%	0.89%
JOUT:	2.20%	27.31%	0.55%
MCS:	4.95%	8.21%	0.48%

Lakeland Industries (LAKE)

Lakeland Industries is a manufacturer of safety garments and accessories for the industrial protective clothing market. One of the suits that Lakeland manufactures is a chemical suit called the ChemMAX1. This suit is being used to protect people from Ebola. The Ebola crisis has caused an increased demand for Lakeland’s suits and the company has increased capacity for manufacturing the ChemMAX1 by 50%. The suit costs between $25 and $50, is designed to be disposable, and has a shelf life of 5 to 7 years. We trimmed this position during the year as the position size became substantially larger than intended, and as its valuation normalized and Ebola fears diminished. Lakeland has also decided to walk away from its operations in Brazil which we think will have a favorable impact going forward.

Johnson Outdoors (JOUT)

Johnson Outdoors, Inc. manufactures and markets branded seasonal, outdoor recreation products used primarily for fishing, diving, paddling, and camping. After an unusually long winter in 2013, sales rose across Johnson’s markets. New products continued to drive demand in watercraft and marine electronics sales. The company was also coming off of a previously bad quarter attributed to inclement weather.

Marcus Corporation (MCS)

The Marcus Corporation is engaged in lodging and the entertainment business, primarily movie theaters and hotels, and they continued to deliver strong operating performance. The theater segment generally outperformed the industry even during periods when blockbuster movies were not being produced. The company continued to find new ways to motivate movie goers, and we expect investments made over the past few years in their theaters can continue to produce positive results. Hotel performance is a bit underwhelming, but recent improvements at many of Marcus’s properties should help in a difficult hotel environment.

Bottom 3 Contributors for the six month period ended February 28, 2015:

	Avg. Weight	Total Return	Total Contribution to Return
UNT:	4.05%	-53.59%	-3.26%
CJES:	1.02%	-51.52%	-1.30%
GLF:	1.12%	-58.36%	-0.97%

Unit Corporation (UNT)

Unit operates is an oil and natural gas contract drilling company, and also is an exploration and production company. Energy stocks performed poorly for the year, and UNT was not an exception, falling victim to the selloff in oil prices. While lower spot prices for crude oil certainly affect Unit, we think their leases in Granite Wash, Anadarko, and Wilcox can continue to produce profitably even at discounted prices. We also expect that their premium BOSS rigs partially offset some of the utilization softness going forward. While a prolonged price downturn will negatively affect Unit, its self-funding balance sheet should help the company weather the storm.

C&J Energy Services (CJES)

C&J Energy Services Inc. provides hydraulic fracturing, coiled tubing, wireline, and other services to the oil and gas exploration and production markets. Weak oil and gas prices hurt C&J Energy throughout the quarter. The merger with Nabors Red Lion Limited negatively impacted the company’s balance sheet and resulted in some negative scrutiny. The company also decided to move its headquarters offshore for tax purposes. We exited this position.

Gulfmark Offshore, Inc. (GLF)

GulfMark Offshore, Inc. provides offshore marine support and transportation services primarily to the companies involved in the offshore exploration and production of oil and natural gas. GulfMark Offshore has been hurt by the slowdown in offshore drilling. They provide services supporting construction, positioning, and ongoing operation of offshore oil and natural gas rigs. We see this as a cheap industry with a large potential upside for patient investors.

Mid-Year Perspective

For the first half of the fiscal year ended February 28, 2015 the Fund was down -4.81%, under-performing the Russell 2000® Value Index which was positive 2.31%.  For the month of February however, the Fund returned 5.01%, out-performing the Russell 2000® Value Index which was up 4.64%.

We have waited for, and believe we saw, during February, the first hints in a shift back to value and away from high beta, low quality stocks.  We have also seen a slight recovery in the price of oil.  These developments have impacted the Fund’s performance in the short term.  We are hopeful that these trends will continue, that the market will continue to favor our value style whether interest rates rise in an improving economy, or if they remain low in a sideways or downward trending economy and market.

We expect some trepidation in the equity markets around Q1 earnings, which will be reflective of the strength of the economic recovery, and which will impact the Fed’s decision to raise interest rates or keep them at their historic lows.  As stated before, we believe the Fund should be well positioned for either eventuality.

To summarize, looking ahead to the Fund’s year end, we believe our pursuit of companies with strong competitive characteristics, strong “fortress” balance sheets combined with our preference for Founder/Owner Operator run businesses we believe can give the Fund resilience if the economy weakens or there is a sharp correction in the equity markets. Our emphasis on dynamic, strong business models and market leaders who are focused on organic growth through new product development should allow us to continue to participate in up markets. We remain fully invested and confident that we can achieve our goal of outperforming our benchmark over full market cycles.

Past performance is not a guarantee of future results.

The information provided herein represents the opinion of Morgan Dempsey Capital Management, LLC and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Mutual fund investing involves risk. Principal loss is possible. Investments in small and micro cap companies involve additional risks such as limited liquidity and greater volatility.  Unlike mutual funds, exchange-traded funds (ETFs) do not necessarily trade at the net asset values of their underlying securities, which means an ETF could potentially trade above or below the value of its underlying portfolio.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. You cannot invest directly in an index.

Beta measures the sensitivity of rates of return on a fund to general market movements.

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

The Morgan Dempsey Small/Micro Cap Value Fund is distributed by Quasar Distributors, LLC.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/14 – 2/28/15).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Fund within 90 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of exchange-traded funds or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes, but is not limited to, management fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Expense Example (Continued)
(Unaudited)

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	9/1/14	2/28/15	9/1/14 – 2/28/15*
Actual**	$1,000.00	$ 951.90	$6.34
Hypothetical (5% annual
return before expenses)***	$1,000.00	$1,018.30	$6.56

*
Expenses are equal to the Fund’s annualized expense ratio of 1.31%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Excluding interest expense, the Fund’s annualized expense ratio would be 1.30%.

**	Excluding interest expense, your actual cost of investing in the Fund would be $6.29.
***	Excluding interest expense, your hypothetical cost of investing in the Fund would be $6.51.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund invests in companies with micro- and small-size market capitalizations (“micro-cap” and “small-cap” companies).  The Fund currently defines micro-cap companies as companies with market capitalizations between $50 million and $500 million and small-cap companies as companies with market capitalizations between $500 million and $3 billion.  Under normal market conditions, at least 80% of the Fund’s net assets, plus the amount of any borrowings for investment purposes, will be invested in common stocks and other equity securities of micro-cap and small-cap companies.  The Fund’s allocation of portfolio holdings as of February 28, 2015 is shown below.

Allocation of Portfolio Holdings
(% of Investments)

Continued

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Investment Highlights (Continued)
(Unaudited)

Total Returns as of February 28, 2015

	Annualized
			Since Inception
	One Year	Three Years	(12/31/10)
Morgan Dempsey
Small/Micro Cap Value Fund	-5.42%	9.23%	7.79%
Russell 2000® Value Index	3.96%	15.32%	11.42%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 877-642-7227. The Fund imposes a 2.00% redemption fee on shares redeemed within ninety days of purchase. Performance quoted does not reflect the redemption fee. If reflected, total returns would be reduced.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The following graph illustrates performance of a hypothetical investment made in the Fund and a broad-based securities index on the Fund’s inception date. The graph does not reflect any future performance.

The Russell 2000® Value Index is an unmanaged index of those Russell 2000 companies chosen for their value orientation.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments

February 28, 2015 (Unaudited)

	Shares	Value

COMMON STOCKS – 97.25%

Aerospace & Defense – 3.87%
CPI Aerostructures, Inc. (a)	18,687	$226,113
Cubic Corp.	8,560	447,431
National Presto Industries, Inc.	9,061	549,459
SIFCO Industries, Inc.	18,861	391,366
		1,614,369

Automobiles – 0.84%
Thor Industries, Inc.	5,665	349,304

Banks – 1.19%
Bar Harbor Bankshares	6,295	203,203
First of Long Island Corp.	11,893	291,854
		495,057

Building Products – 1.82%
Apogee Enterprises, Inc.	16,565	759,505

Chemicals – 2.62%
Hawkins, Inc.	8,636	336,718
KMG Chemicals, Inc.	19,444	421,350
LSB Industries, Inc. (a)	5,275	198,235
Zep, Inc.	8,090	134,537
		1,090,840

Commercial Services & Supplies – 1.37%
MSA Safety, Inc.	11,324	572,768

Construction & Engineering – 4.96%
Furmanite Corp. (a)	42,892	298,099
Granite Construction, Inc.	53,371	1,767,648
		2,065,747

Containers & Packaging – 4.47%
AptarGroup, Inc.	28,314	1,865,043

Electrical Equipment – 2.90%
Espey Manufacturing & Electronics Corp.	14,945	425,185
LSI Industries, Inc.	68,799	541,449
Powell Industries, Inc.	7,222	243,670
		1,210,304

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

February 28, 2015 (Unaudited)

	Shares	Value

Electronic Equipment, Instruments & Components – 0.67%
Badger Meter, Inc.	4,815	$281,196

Energy Equipment & Services – 7.56%
CARBO Ceramics, Inc.	2,500	91,100
Dawson Geophysical Co. (a)	10,023	52,521
Dril-Quip, Inc. (a)	6,819	495,469
Gulf Island Fabrication, Inc.	33,691	540,067
Gulfmark Offshore, Inc. – Class A	16,990	279,316
RPC, Inc.	20,385	273,974
Unit Corp. (a)	46,430	1,417,971
		3,150,418

Food & Staples Retailing – 2.03%
Weis Markets, Inc.	17,977	847,975

Food Products – 9.63%
Cal-Maine Foods, Inc.	23,216	873,618
Flowers Foods, Inc.	31,514	681,963
J & J Snack Foods Corp.	19,394	1,962,479
Sanderson Farms, Inc.	5,802	494,388
Tootsie Roll Industries, Inc.	1	33
		4,012,481

Health Care Equipment & Supplies – 8.14%
Atrion Corp.	1,133	368,225
ICU Medical, Inc. (a)	5,665	503,675
Kewaunee Scientific Corp.	16,149	293,427
Merit Medical Systems, Inc. (a)	25,822	506,369
Span-America Medical Systems, Inc.	22,926	413,814
Utah Medical Products, Inc.	22,028	1,308,464
		3,393,974

Hotels, Restaurants & Leisure – 6.50%
Marcus Corp.	115,516	2,251,407
Monarch Casino & Resort, Inc. (a)	25,247	459,495
		2,710,902

Household Durables – 1.33%
Hooker Furniture Corp.	30,014	553,758

Household Products – 0.68%
Oil-Dri Corp. of America	9,345	283,808

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

February 28, 2015 (Unaudited)

	Shares	Value

Insurance – 1.68%
Baldwin & Lyons, Inc. – Class B	12,041	$279,712
Kansas City Life Insurance Co.	8,984	419,553
		699,265

Leisure Products – 8.53%
Johnson Outdoors, Inc. – Class A	30,859	1,035,011
Sturm Ruger & Co., Inc.	48,519	2,521,047
		3,556,058

Machinery – 19.67%
Astec Industries, Inc.	18,406	787,225
Columbus McKinnon Corp.	19,498	517,867
FreightCar America, Inc.	17,311	541,834
Gorman-Rupp Co.	62,099	1,784,725
Graham Corp.	22,423	507,432
Hardinge, Inc.	43,460	496,313
Hyster-Yale Materials Handling, Inc.	8,690	574,148
LB Foster Co. – Class A	24,350	1,193,637
LS Starrett Co. – Class A	9,440	204,376
MFRI, Inc. (a)	34,259	220,971
Miller Industries, Inc.	13,591	301,177
Sun Hydraulics Corp.	17,495	677,057
Twin Disc, Inc.	21,473	394,888
		8,201,650

Media – 0.14%
Value Line, Inc.	3,540	57,419

Metals & Mining – 1.67%
Ampco-Pittsburgh Corp.	12,320	231,000
Synalloy Corp.	30,759	464,461
		695,461

Road & Rail – 0.72%
Marten Transport Ltd.	12,940	300,079

Semiconductors & Semiconductor Equipment – 2.09%
Cabot Microelectronics Corp. (a)	8,705	451,006
MKS Instruments, Inc.	11,900	420,784
		871,790

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Schedule of Investments (Continued)

February 28, 2015 (Unaudited)

	Shares	Value

Specialty Retail – 0.80%
Buckle, Inc.	6,655	$334,747

Textiles, Apparel & Luxury Goods – 0.58%
Lakeland Industries, Inc. (a)	24,576	243,548

Thrifts & Mortgage Finance – 0.79%
Hingham Institution for Savings	3,397	327,233
TOTAL COMMON STOCKS (Cost $42,851,971)		$40,544,699

SHORT-TERM INVESTMENTS – 0.42%

Money Market Funds – 0.42%
First American Prime Obligations Fund, 0.016% (b)	174,361	174,361
TOTAL SHORT-TERM INVESTMENTS (Cost $174,361)		174,361

Total Investments (Cost $43,026,332) – 97.67%		40,719,060
Other Assets in Excess of Liabilities – 2.33%		971,690
TOTAL NET ASSETS – 100.00%		$41,690,750

(a)	Non-income producing security.
(b)	Variable rate security; the rate shown represents the rate at February 28, 2015.

The Schedule of Investments incorporates the Global Industry Classification Standard (GICS®).  GICS was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poors Financial Services LLC (“S&P”).  GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Assets and Liabilities

February 28, 2015 (Unaudited)

Assets
Investments, at value (cost $43,026,332)	$40,719,060
Dividends and interest receivable	78,851
Receivable for investments sold	1,070,583
Receivable for Fund shares sold	16,574
Other assets	22,554
Total Assets	41,907,622

Liabilities
Payable for Fund shares redeemed	150,951
Payable to affiliates	28,986
Payable to Advisor	25,551
Accrued expenses and other liabilities	11,384
Total Liabilities	216,872
Net Assets	$41,690,750

Net Assets Consist Of:
Paid-in capital	$46,530,533
Accumulated undistributed net investment income	63,635
Accumulated net realized loss	(2,596,146)
Net unrealized depreciation on investments	(2,307,272)
Net Assets	$41,690,750

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	3,371,433

Net asset value, redemption price and offering price per share(1)	$12.37

(1)	If applicable, redemption price per share may be reduced by a 2.00% redemption fee for shares redeemed within ninety days of purchase.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Operations

For the Six Months Ended February 28, 2015 (Unaudited)

Investment Income
Dividend income	$573,333
Interest income	43
Total Investment Income	573,376

Expenses
Management fees	354,034
Administration fees	41,030
Fund accounting fees	16,999
Transfer agent fees and expenses	15,552
Federal and state registration fees	14,674
Custody fees	12,931
Audit and tax fees	8,215
Legal fees	7,097
Chief Compliance Officer fees	3,982
Interest expense	3,250
Reports to shareholders	2,401
Trustees’ fees	2,370
Other expenses	2,396
Total Expenses	484,931
Less waivers and reimbursements by Adviser (Note 4)	(63,277)
Net Expenses	421,654

Net Investment Income	151,722

Realized and Unrealized Gain (Loss) on investments
Net realized loss from investments	(279,488)
Change in net unrealized depreciation on investments	(4,468,488)
Net Realized and Unrealized Loss on Investments	(4,747,976)
Net Decrease in Net Assets from Operations	$(4,596,254)

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Statement of Changes in Net Assets

	Six Months Ended
	February 28, 2015	Year Ended
	(Unaudited)	August 31, 2014
From Operations
Net investment income	$151,722	$90,662
Net realized gain (loss) from investments	(279,488)	1,191,996
Net change in unrealized
appreciation (depreciation) on investments	(4,468,488)	1,070,539
Net increase (decrease) in
net assets from operations	(4,596,254)	2,353,197

From Distributions
Net investment income	(171,346)	(7,403)
Net realized gain on investments	(3,370,504)	(336,461)
Net decrease in net assets resulting
from distributions paid	(3,541,850)	(343,864)

From Capital Share Transactions
Proceeds from shares sold	7,251,667	80,494,554
Net asset value of shares issued to shareholders
in payment of distributions declared	546,383	94,462
Costs for shares redeemed(1)	(48,242,890)	(10,434,399)
Net increase (decrease) in net assets from
capital share transactions	(40,444,840)	70,154,617

Total Increase (Decrease) in Net Assets	(48,582,944)	72,163,950

Net Assets:
Beginning of period	90,273,694	18,109,744
End of period	$41,690,750	$90,273,694

Accumulated Net Investment Income	$63,635	$83,259

(1)	Net of redemption fees of $1,079 and $1,694 for the period ended February 28, 2015 and year ended August 31, 2014, respectively.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Six Months
	Ended								Period
	February 28,								Ended
	2015		Year Ended August 31,						August 31,
	(Unaudited)		2014		2013		2012		2011(1)
Net Asset Value,
Beginning of Period	$13.79		$12.30		$10.20		$9.62		$10.00

Income from investment operations:
Net investment income (loss)(2)	0.03		0.02		0.07		0.04		(0.04)
Net realized and unrealized
gain (loss) on investments	(0.69)		1.63		2.29		0.57		(0.34)
Total from investment operations	(0.66)		1.65		2.36		0.61		(0.38)

Less distributions paid:
From net investment income	(0.04)		(0.00	)(3)	(0.17)		—		—
From net realized
gain on investments	(0.72)		(0.16)		(0.09)		(0.03)		—
Total distributions paid	(0.76)		(0.16)		(0.26)		(0.03)		—
Paid-in capital from
redemption fees (Note 2)(3)	0.00		0.00		0.00		0.00		0.00
Net Asset Value, End of Period	$12.37		$13.79		$12.30		$10.20		$9.62
Total Return(4)	(4.81)%		13.43%		23.64%		6.40%		(3.80)%

Supplemental Data and Ratios:
Net assets at end of period (000’s)	$41,691		$90,274		$18,110		$2,841		$1,523
Ratio of expenses to average
net assets:
Before waiver and
expense reimbursement(5)	1.51	%(8)	1.59%		3.42%		7.75%		24.08%
After waiver and
expense reimbursement(5)	1.31	%(8)	1.30%		1.30	%(6)	1.49	%(7)	2.00%
Ratio of net investment income (loss)
to average net assets:
Before waiver and
expense reimbursement(5)	0.27%		(0.13)%		(1.52)%		(5.82)%		(22.69)%
After waiver and
expense reimbursement(5)	0.47%		0.16%		0.60	%(6)	0.44	%(7)	(0.61)%
Portfolio turnover rate(4)	4.33%		13.87%		37.76%		11.76%		15.77%

(1)	The Fund commenced operations on December 31, 2010.
(2)	Per share net investment income (loss) has been calculated using the daily average shares outstanding method.
(3)	Rounds to less than 0.5 cent per share.
(4)	Not annualized for periods less than one year.
(5)	Annualized for periods less than one year.
(6)	Includes a voluntary waiver by U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A. which amounted to 0.53% of the total waiver.
(7)	Effective December 29, 2011, the expense cap was lowered to 1.30% from 2.00%.
(8)
The ratio of expenses to average net assets includes interest expenses. The annualized before waiver, expense reimbursement and after waiver, expense reimbursement ratios excluding interest expenses were 1.50% and 1.30%, respectively.

The accompanying notes are an integral part of these financial statements.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements
February 28, 2015 (Unaudited)

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Morgan Dempsey Small/Micro Cap Value Fund (the “Fund”) represents a distinct diversified series with its own investment objective and policies within the Trust.  The investment objective of the Fund is long-term capital appreciation.  The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value.  The assets of the Fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.  The Fund became effective on April 30, 2010 and commenced operations on December 31, 2010.  Costs incurred by the Fund in connection with the organization and the initial public offering of shares were paid by Morgan Dempsey Capital Management, LLC (the “Adviser”), the Fund’s investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

(a)	Investment Valuation

Each security owned by the Fund that is listed on a securities exchange is valued at its last sale price on that exchange on the date as of which assets are valued.  When the security is listed on more than one exchange, the Fund will use the price of the exchange that the Fund generally considers to be the principal exchange on which the stock is traded.

Fund securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”) will be valued at the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sale price.  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation.  If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the bid and asked prices on such day.

Debt securities other than short-term instruments are valued at the mean between the closing bid and asked prices provided by a pricing service (a “Pricing Service”).  If the closing bid and asked prices are not readily available, the Pricing Service may provide a price determined by a matrix pricing method or other analytical pricing models.  Short-term debt securities such as commercial paper, bankers acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost.  If a short-term debt security has a maturity of greater than 60 days, it is valued at market price.  Any discount or premium is accreted or amortized on a straight-line basis until maturity.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2015 (Unaudited)

When market quotations are not readily available, any security or other financial instrument is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees.  These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual fair value.  The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

Redeemable securities issued by open-end, registered investment companies, including money market funds, are valued at the net asset value (“NAV”) of such companies for purchase and/or redemption orders placed on that day.

Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, “Fair Value Measurements and Disclosures” Topic 820 (“ASC 820”), establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value.  ASC 820 requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.  ASC 820 also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for each class of investments.  These inputs are summarized in the three broad levels listed below:

• Level 1 –	Quoted prices in active markets for identical securities.

• Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s investments carried at fair value as of February 28, 2015:

	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$40,544,699	$—	$—	$40,544,699
Total Equity	40,544,699	—	—	40,544,699
Short-Term Investments	174,361	—	—	174,361
Total Investments
in Securities	$40,719,060	$—	$—	$40,719,060

During the six months ended February 28, 2015, there were no transfers between levels for the Fund.  It is the Fund’s policy to record transfers as of the end of the reporting period.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2015 (Unaudited)

The Fund held no Level 3 securities during the six months ended February 28, 2015.  The Fund did not hold any financial derivative instruments during the reporting period.

(b)	Federal Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes.  Therefore, no federal income tax provision has been provided.

As of and during the six months ended February 28, 2015, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to uncertain tax benefits as income tax expense in the Statement of Operations.  During the six months ended February 28, 2015, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

(c)	Distributions to Shareholders

The Fund will distribute any net investment income and any net realized long-term or short-term capital gains at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.  Distributions to shareholders are recorded on the ex-dividend date.  The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

(e)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading.  The Fund charges a 2.00% redemption fee on shares redeemed within ninety days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The Fund collected redemption fees during the six months ended February 28, 2015 amounting to $1,079.

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund.  Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2015 (Unaudited)

(g)	Other

Investment transactions are recorded on the trade date.  The Fund determines the gain or loss from investment transactions using the first in – first out (FIFO) method by comparing the original cost of the security lot sold with the net sale proceeds.  Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 were as follows:

	August 31, 2014	August 31, 2013
Ordinary Income	$157,834	$57,504
Long-Term Capital Gain	186,030	29,671

As of August 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$88,009,734
Gross tax unrealized appreciation	7,000,696
Gross tax unrealized depreciation	(4,864,805)
Net tax unrealized appreciation	$2,135,891
Undistributed ordinary income	907,350
Undistributed long-term capital gain	255,080
Total distributable earnings	$1,162,430
Other accumulated gains (losses)	—
Total accumulated gains	$3,298,321

The tax basis of investments for tax and financial reporting purposes differs principally due to the deferral of losses on wash sales.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended August 31, 2014, no such classifications were required.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund.  Under the terms of the Agreement, the Fund compensates the Adviser for its management services at the annual rate of 1.10% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses at least through December 29, 2015, at the discretion of the Adviser and the Board of Trustees, to the extent necessary to ensure that the Fund’s total operating expenses (exclusive of front-end or contingent deferred sales

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2015 (Unaudited)

loads, taxes, leverage, interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividends or interest on short positions, acquired fund fees and expenses and extraordinary items) do not exceed 1.30% of the Fund’s average daily net assets (the “Expense Limitation Cap”).  For the six months ended February 28, 2015, expenses of $63,277 were waived or reimbursed by the Adviser.  Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

August 31, 2015	$ 81,634
August 31, 2016	$121,025
August 31, 2017	$161,478
February 28, 2018	$ 63,277

(5)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals.  USBFS also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank, N.A. (“US Bank”), an affiliate of USBFS, serves as the Fund’s custodian.  Fees and expenses incurred for the six months ended February 28, 2015, and owed as of February 28, 2015 are as follows:

	Incurred	Owed
Administration	$41,030	$10,498
Accounting	$16,999	$4,901
Transfer Agency	$15,552	$6,024
Custody	$12,931	$6,252

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS.  A Trustee of the Trust is affiliated with USBFS and US Bank.  This same Trustee is an interested person of the Distributor.

The Fund also has a line of credit with US Bank (see Note 9).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notes to Financial Statements (Continued)
February 28, 2015 (Unaudited)

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the six months ended February 28, 2015, the Fund was allocated $3,982 of the Trust’s Chief Compliance Officer fees.  As of February 28, 2015, fees of $1,311 were owed by the Fund to USBFS for Chief Compliance Officer services.

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

	Six Months Ended	Year Ended
	February 28, 2015	August 31, 2014
Shares sold	564,831	5,826,512
Shares redeemed	(3,786,150)	(756,952)
Shares reinvested	44,206	6,956
Net increase	(3,177,113)	5,076,516

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended February 28, 2015, were $2,774,100 and $45,908,833, respectively.  There were no purchases or sales of U.S. government securities for the Fund.

(8)	Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act.  At February 28, 2015, National Financial Services LLC, for the benefit of its customers, held 87.61% of the Fund’s outstanding shares.

(9)	Line of Credit

At February 28, 2015, the Fund had a line of credit in the amount of the lessor of $5,000,000 or 33.33% of the fair value of unencumbered assets of the Fund, as defined, which matures on August 13, 2015. This unsecured line of credit is intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. Interest will be accrued at the prime rate of 3.25% (as of February 28, 2015). The credit facility is with the Fund’s custodian, US Bank. During the six months ended February 28, 2015, the Fund had borrowings on the line of credit on fifty-six days, with an average borrowing and interest rate on those days of $990,161 and 3.25%, respectively. Interest expense of $3,250 incurred during the period is included within interest expense on the Statement of Operations. The February 6, 2015 balance of $3,735,000 was the maximum amount of borrowings outstanding during the six months ended February 28, 2015. As of February 28, 2015, the Fund did not have any borrowings on the line of credit outstanding.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•information we receive about you on applications or other forms;

•information you give us orally; and

•information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility.  All shareholder records will be disposed of in accordance with applicable law.  We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information
(Unaudited)

Tax Information

The Fund designated 85.93% of its ordinary income distribution for the year ended August 31, 2014, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2014, 85.94% of dividends paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.  The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 877-642-7227.

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Michael D. Akers, Ph.D.	Trustee	Indefinite	Professor and	38	Independent
615 E. Michigan St.		Term; Since	Chair, Department		Trustee, USA
Milwaukee, WI 53202		August 22,	of Accounting,		MUTUALS
Age: 59		2001	Marquette University		(an open-end
			(2004–present).		investment
company with
two portfolios).

Gary A. Drska	Trustee	Indefinite	Pilot, Frontier/	38	Independent
615 E. Michigan St.		Term; Since	Midwest Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 58		2001	(1986–present).		(an open-end
investment
company with
two portfolios).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jonas B. Siegel	Trustee	Indefinite	Retired (2011–	38	Independent
615 E. Michigan St.		Term; Since	present); Managing		Trustee, Gottex
Milwaukee, WI 53202		October 23,	Director, Chief		Multi-Asset
Age: 71		2009	Administrative		Endowment
			Officer (“CAO”) and		fund complex
			Chief Compliance		(three closed-
			Officer (“CCO”),		end investment
			Granite Capital		companies);
			International Group,		Independent
			L.P. (an investment		Trustee, Gottex
			management firm)		Multi-
			(1994–2011).		Alternatives
fund complex
(three closed-
end investment
companies);
Independent
Manager,
Ramius IDF
fund complex
(two closed-
end investment
companies);
Independent
Trustee, Gottex
Trust (an open-
end investment
company with
one portfolio).

Interested Trustee and Officers

Joseph C. Neuberger(1)	Chairperson	Indefinite	Executive Vice	38	Trustee, Buffalo
615 E. Michigan St.	and	Term; Since	President, U.S.		Funds (an open-
Milwaukee, WI 53202	Trustee	August 22,	Bancorp Fund		end investment
Age: 52		2001	Services, LLC		company with
			(1994–present).		ten portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

John P. Buckel	President	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	and	Term; Since	Administrator,
Milwaukee, WI 53202	Principal	January 24,	U.S. Bancorp Fund
Age: 57	Executive	2013	Services, LLC
	Officer		(2004–present).

Jennifer A. Lima	Vice	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	President,	Term; Since	Administrator;
Milwaukee, WI 53202	Treasurer	January 24,	U.S. Bancorp Fund
Age: 41	and	2013	Services, LLC
	Principal		(2002–present).
Financial
and
Accounting
Officer

Rachel A. Spearo	Secretary	Indefinite	Vice President	N/A	N/A
615 E. Michigan St.		Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		November 15,	Services, LLC
Age: 35		2005	(2004–present).

Adam W. Smith	Assistant	Indefinite	Vice President,	N/A	N/A
615 E. Michigan St.	Secretary	Term; Since	U.S. Bancorp Fund
Milwaukee, WI 53202		January 22,	Services, LLC
Age: 33		2015	(April 2012–present);
Research Associate,
Vista360, LLC (May
2010–April 2012),
Student, Marquette
University Law
School (August
2007–May 2012).

Anita M. Zagrodnik	Chief	Indefinite	Senior Vice	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	President,
Milwaukee, WI 53202	Officer,	July 1,	U.S. Bancorp Fund
Age: 54	Vice	2014	Services, LLC
	President		(2014–present);
	and		Senior Vice President,
	Anti-Money		Ariel Investments,
	Laundering		LLC (2010–2013);
	Officer		Vice President,
Ariel Investments,
LLC (2003–2010).

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Jesse J. Schmitting	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator, U.S.
Milwaukee, WI 53202		July 21,	Bancorp Fund Services,
Age: 32		2011	LLC (2008–present).

Peter J. Chappy	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 39		2015	Services, LLC
(2008–present).

Cullen O. Small	Assistant	Indefinite	Mutual Fund	N/A	N/A
615 E. Michigan St.	Treasurer	Term; Since	Administrator,
Milwaukee, WI 53202		January 22,	U.S. Bancorp Fund
Age: 27		2015	Services, LLC
(2010–present).

(1)
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS (Unaudited)

Except for historical information contained in this report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION (Unaudited)

The Fund has adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-642-7227. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12 month period ended June 30th is available without charge, upon request, by calling, toll free, 1-877-642-7227, or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the complete schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING (Unaudited)

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Fund reasonably believes are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-877-642-7227 to request individual copies of these documents. Once the Fund receives notice to stop householding, the Fund will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

(This Page Intentionally Left Blank.)

MORGAN DEMPSEY SMALL/MICRO CAP VALUE FUND

Investment Adviser	Morgan Dempsey Capital Management, LLC
111 Heritage Reserve
Suite 200
Menomonee Falls, Wisconsin 53051

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Cohen Fund Audit Services, Ltd.
Accounting Firm	1350 Euclid Avenue
Suite 800
Cleveland, Ohio 44115

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 North River Center Drive
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

 Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)* /s/ John Buckel
  John Buckel, President

Date April 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ John Buckel
      John Buckel, President

Date April 30, 2015

By (Signature and Title)* /s/ Jennifer Lima
  Jennifer Lima, Treasurer

Date April 30, 2015

* Print the name and title of each signing officer under his or her signature.